                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      |X|   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
14a-6(e)(2))

      | |   Definitive Proxy Statement

      | |   Definitive Additional Materials

      | |   Soliciting Material Under Rule 14a-12

                      PIONEER TAX ADVANTAGED BALANCED TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                MATTHEW S. CROUSE
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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            Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2)   Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                     PRELIMINARY COPY SUBJECT TO COMPLETION

                              DATED APRIL 27, 2007

                             WESTERN INVESTMENT LLC

                               [___________], 2007

Dear Fellow Stockholder:

      Western Investment LLC ("Western")  together with our fellow  participants in this  solicitation is one of the largest  investors in Pioneer Tax Advantaged
Balanced  Trust  ("PBF" or the  "Fund").  We write to you  regarding  the annual meeting of  stockholders  scheduled  to be held at the offices of Wilmer  Cutler
Pickering Hale and Dorr LLP, 60 State Street, 26th Floor,  Boston  Massachusetts
02109,  on Friday June 8, 2007 at 11:00 a.m.  Western  does not believe that the current board of trustees of PBF (the "Board") is acting in your best interests.
Western is therefore  seeking your support at the annual meeting of stockholders for the following purposes:

      1.    To elect Western's  slate of nominees to PBF's Board,  including the
            Class III trustee  entitled to be elected solely by holders of PBF's shares of preferred stock, each to hold office until the 2010 annual meeting PBF's  stockholders  and until their  successors are elected and qualify

      2.    To consider the shareholder  proposals described in the accompanying proxy statement under the heading "Possible Shareholder  Proposals,"
            if properly presented at the annual meeting; and

      3.    To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western urges you to carefully  consider the information  contained in the attached  proxy  statement  and then  support  its efforts by voting your shares today by telephone  or via the  Internet as detailed in the enclosed  GOLD proxy card, or by signing,  dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being  furnished  to the  stockholders  on or about  [_________],
2007.

      IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED  BY PBF'S  MANAGEMENT  TO
PBF, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING,  DATING AND  RETURNING
THE ENCLOSED GOLD PROXY CARD OR BY FOLLOWING THE  INSTRUCTIONS  FOR TELEPHONE OR
INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST DATED PROXY CARD COUNTS!

      If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated,  which is assisting us, at their address and toll-free number listed on the following page.

                                             Thank you for your support,

                                             /s/ Arthur D. Lipson
                                             -----------------------------------
                                             Arthur D. Lipson
                                             Western Investment LLC.

--------------------------------------------------------------------------------

If you have any questions or need assistance voting your shares, please call:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PLEASE BE ADVISED:

      o  OUR INTERESTS ARE ALIGNED WITH YOURS (page __)

      o  PBF'S PERSISTENT  DOUBLE-DIGIT NAV DISCOUNT IS UNACCEPTABLE (page __)

      o  PBF'S  BOARD HAS  FAILED TO TAKE  EFFECTIVE  ACTION TO REDUCE THE
         NAV DISCOUNT (page __)

--------------------------------------------------------------------------------

                   ADDITIONAL INFORMATION CAN BE FOUND AT:
                              www.fixmyfund.com

                                       2

                     PRELIMINARY COPY SUBJECT TO COMPLETION

                              DATED APRIL 27, 2007

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                      PIONEER TAX ADVANTAGED BALANCED TRUST

                            -------------------------

                                 PROXY STATEMENT
                                       OF
                             WESTERN INVESTMENT LLC

                            -------------------------

   PLEASE VOTE YOUR SHARES TODAY BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE
  ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY
                   CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

      Western Investment LLC, a Delaware limited liability company ("Western" or
"we"),  is a significant  stockholder of Pioneer Tax  Advantaged  Balanced Trust
("PBF" or the "Fund"). Western is writing to you in connection with the election of three nominees to the board of trustees of PBF (the  "Board"),  including the
Class III trustee entitled to be elected by holders of PBF's shares of preferred stock, at the annual meeting of stockholders scheduled to be held at the offices of Wilmer  Cutler  Pickering  Hale and Dorr LLP,  60 State  Street,  26th Floor,
Boston  Massachusetts 02109, on Friday June 8, 2007 at 11:00 a.m., including any adjournments  or  postponements  thereof and any meeting  which may be called in
lieu  thereof  (the  "annual   meeting").   This  proxy  statement  (the  "proxy
statement")  and the  enclosed  GOLD proxy  card are first  being  furnished  to stockholders on or about [__________], 2007.

      This proxy  statement and the enclosed GOLD proxy card are being furnished to stockholders of PBF by Western in connection with the solicitation of proxies from PBF's stockholders for the following proposals:

      1.    To elect Western's  slate of nominees to PBF's Board,  including the
            Class III trustee  entitled to be elected solely by holders of PBF's shares of preferred stock (the "Preferred Share  Trustee"),  each to hold office until the 2010 annual meeting of PBF's  stockholders and until their successors are elected and qualify;

      2.    To  consider  the  shareholder  proposals  described  in this  proxy statement  under the heading  "Possible  Shareholder  Proposals," if properly presented at the annual meeting; and

      3.    To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western,  Western  Investment  Hedged  Partners L.P.  ("WIHP"),  Arthur D.
Lipson,  Western Investment  Activism Partners LLC ("WIAP"),  Western Investment
Total Return Master Fund Ltd. ("WITR"),  Benchmark Plus Institutional  Partners,
L.L.C.  ("BPIP"),  Benchmark  Plus  Partners,  L.L.C.  ("BPP"),  Benchmark  Plus
Management,  L.L.C.  ("BPM"),  Scott  Franzblau,  Robert Ferguson and Matthew S.
Crouse are members of a group (the "Group") formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

      PBF has set the close of  business  on April 30,  2007 as the record  date
(the "record date") for  determining  stockholders  entitled to notice of and to vote at the annual  meeting.  The  mailing  address of the  principal  executive offices of PBF is 60 State Street,  Boston Massachusetts 02109.  Stockholders of
record at the close of  business  on the record date will be entitled to vote at the annual meeting.

      According to PBF, as of the record date,  there were 28,706,981  shares of
Common Stock  outstanding,  no par value per share (the "Common  Shares"),  each
Common  Share  entitled  to one vote per share,  and there were 7,050  shares of preferred stock outstanding (the "Preferred Shares" and together with the Common
Shares,  the "Shares"),  each Preferred Share entitled to one vote per share. As of the  record  date,  Western,  along  with  all of the  participants  in  this solicitation,  were the  beneficial  owners of an aggregate of 2,827,801  Common
Shares and no Preferred Shares, which represent  approximately 9.9% of the votes entitled to be cast at the annual meeting (based on PBF's proxy statement).  The participants in this solicitation intend to vote such Shares for the election of
Western's nominee trustees.

THIS  SOLICITATION  IS BEING MADE BY  WESTERN  AND NOT ON BEHALF OF THE BOARD OF
TRUSTEES OR MANAGEMENT  OF PBF.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE
BROUGHT BEFORE THE ANNUAL  MEETING.  SHOULD OTHER MATTERS,  WHICH WESTERN IS NOT
AWARE OF WITHIN A REASONABLE  TIME BEFORE THIS  SOLICITATION,  BE BROUGHT BEFORE
THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD
WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN'S  NOMINEES EITHER
BY TELEPHONE  OR BY INTERNET AS DESCRIBED IN THE ENCLOSED  GOLD PROXY CARD OR BY
SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO PBF'S MANAGEMENT, YOU MAY REVOKE THAT PROXY
AND VOTE IN FAVOR OF WESTERN'S NOMINEES BY VOTING YOUR SHARES BY TELEPHONE OR BY
INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING,  DATING AND
RETURNING THE ENCLOSED  GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE
THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY
AUTHORIZING  A LATER PROXY BY TELEPHONE  OR INTERNET OR BY  DELIVERING A WRITTEN
NOTICE OF REVOCATION  OR A LATER DATED PROXY FOR THE ANNUAL  MEETING TO WESTERN,
C/O INNISFREE M&A INCORPORATED,  WHICH IS ASSISTING IN THIS SOLICITATION,  OR TO
THE SECRETARY OF PBF (WITH A COPY TO INNISFREE M&A  INCORPORATED),  OR BY VOTING
IN PERSON AT THE ANNUAL MEETING.

                                    IMPORTANT

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

      IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED  BY PBF'S  MANAGEMENT  TO
PBF, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING,  DATING AND  RETURNING
THE ENCLOSED GOLD PROXY CARD OR BY FOLLOWING THE  INSTRUCTIONS  FOR TELEPHONE OR
INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST DATED PROXY CARD COUNTS!

      YOU MAY VOTE YOUR SHARES BY  TELEPHONE  OR  INTERNET,  AS DESCRIBED IN THE
ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING TODAY THE ENCLOSED
GOLD PROXY CARD, MARKED FOR THE ELECTION OF WESTERN'S NOMINEES.

o  If your Shares are  registered in your own name,  you may vote your Shares by following the  instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and  mailing  the  enclosed  GOLD proxy  card in the  enclosed  return envelope  to  Western,  c/o  Innisfree  M&A  Incorporated,  in  the  enclosed postage-paid envelope today.

o  If any of your Shares are held in the name of a brokerage  firm,  bank,  bank nominee or other institution on the record date, only it can vote such Shares and only upon  receipt of your  specific  instructions.  Accordingly,  please provide your broker or bank with voting  instructions  to vote on your behalf the GOLD proxy card.  In addition,  if you hold your Shares in a brokerage or bank  account,  your  broker  or bank may allow you to  provide  your  voting instructions  by telephone  or Internet.  Please  consult the  materials  you receive from your broker or bank prior to authorizing a proxy by telephone or
   Internet.  Western urges you to confirm your  instructions  in writing to the
   person   responsible  for  your  account  and  to  provide  a  copy  of  such instructions to Western, c/o Innisfree M&A Incorporated,  who is assisting in this solicitation,  at the address and telephone numbers set forth below, and on the back  cover of this  proxy  statement,  so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:
                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                www.fixmyfund.com

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

OUR INTERESTS ARE ALIGNED WITH YOURS

      Western and the other  participants  are significant  investors in PBF and remain  committed to our investment in the Fund. We made are currently,  are one of PBF's largest  stockholders.  Our interests are aligned with the interests of all  stockholders-if  our investment in PBF prospers,  so does yours. We have no intention of seeking to open-end or  liquidate  PBF.  Western  proposes to elect
Arthur D. Lipson, Robert Ferguson,  and Matthew Crouse as nominees (collectively the  "Nominees")  to PBF's  Board.  Arthur D.  Lipson and Robert  Ferguson,  the
Nominees,  must be elected by the  holders of a plurality  of PBF's  outstanding
Common Shares and Preferred  Shares,  voting together.  In addition,  holders of
PBF's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of PBF, to elect two trustees to the board, one of whom is up for  election  this year (the  "Preferred  Share  Trustee").  We have nominated  Matthew  Crouse as the  Preferred  Shares  Trustee to be elected by a plurality of the holders of Preferred Shares.

      Western   believes  that  our  three  Nominees   together  have  extensive
experience in private and public investment, a history of outstanding investment records, and have outstanding credentials. If elected, the Nominees will work on behalf of all  stockholders  to influence each member of PBF's Board to take all actions necessary to maximize the value of your Shares and to reduce PBF's share price net asset value  discount to less than 5% of the  underlying  value of its
Shares.

PBF'S PERSISTENT DOUBLE-DIGIT NAV DISCOUNT IS UNACCEPTABLE

      PBF's share price has traded at a  double-digit  discount to its per share net asset value ("NAV") since its inception (as of fiscal year-end for each such year),  ranging  between 12% and 17%. We believe  that the  persistence  of this discount is in part due to the perception  that the  persistent and  substantial
NAV discount is not being,  and will not be,  addressed.  PBF  stockholders  are being  damaged by the  discount  in that,  should they choose to leave the fund, they must sell their  shares at a  discounted  market  price and leave  behind a sizeable portion of the value underlying their shares. We believe the fair value of a share of common  stock of a closed end fund  should be its NAV,  or a value very close.

      The table below shows the discount of PBF's fiscal year-end stock price to
PBF's fiscal year-end NAV since its inception in 2004.

                                              NAV
                        November 30         Discount
                        -----------         --------
                           2004(1)           -12%
                           2005              -17%
                           2006              -13%

      As an existing PBF stockholder,  Western is extremely concerned that PBF's common stock continues to trade at a double-digit  NAV discount.  Assuming a NAV discount of 13% (the discount on November 30,  2006),  this had the effect that, for each $1 of underlying PBF net asset value, a share of PBF common stock would trade at approximately 87 cents. So long as the NAV discount  persists,  exiting
PBF  stockholders  who sell their  Shares  will sell them at a  discount  to the underlying NAV. For those PBF stockholders  unfortunate enough to have purchased
PBF shares upon the offering in January 2004, in addition to having to deal with

--------------
(1) Period from January 30, 2004 until November 30, 2004.

the persistent double-digit discount to NAV, they were also forced to pay a 4.5%
sales load to purchase the shares,  thereby further harming investment  returns.
Accordingly, after giving effect to the initial commission, PBF shares have lost as much as 20% of NAV. As a stockholder we believe this is unacceptable.

      We believe PBF's Board has not earned the premium charged to stockholders, who, in turn, have not seen a justification for the premium they paid as part of their initial investment.

      So long as the NAV discount  persists,  existing PBF stockholders who sell their shares of common stock will sell them at a discount to the  underlying net asset value.  PBF's common stock is traded on the New York Stock  Exchange,  and share prices are determined by the market,  which to date has  determined  share prices to be at what we believe to be an excessive discount to NAV.

PBF'S BOARD HAS FAILED TO TAKE EFFECTIVE ACTION TO REDUCE THE NAV DISCOUNT

      We  believe  that  PBF's  Board  is  indifferent  to the  plight  of PBF's stockholders.  The discount to NAV reached a high of over 18% in December, 2005, and in 2006 the average  discount to NAV was over 15%. We do not  understand why the Board has not been more proactive in addressing this continued NAV discount.

      PBF needs directors who are truly concerned with PBF's  stockholders,  and who will tirelessly work to reduce the NAV discount.

      Western  believes PBF's Board needs to take aggressive  action to decrease and justify management fees of over $3.5 million in 2006. Possible actions could include  increasing the yield through a  distribution  policy,  or  repurchasing shares at the current substantial discount to NAV.

                                  OUR NOMINEES

      The following  information  sets forth the name,  age,  business  address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices, or employments for the past five years of each of our three
Nominees.

      ARTHUR  D.  LIPSON  (AGE  64)  has  been   managing   private   investment
partnerships  since  1995.  He has been  the sole  managing  member  of  Western
Investment  LLC,  a Delaware  limited  liability  company  that has acted as the general partner,  managing member or investment  manager, as the case may be, of private  investment  partnerships  in the  Western  funds  since  1997.  Western specializes  in investing in  undervalued  companies.  Mr. Lipson has additional substantial  experience  in sales & trading and research,  including  previously heading all fixed income research for Lehman Brothers and for Paine Webber,  was a known leader in the  industry,  and created,  among other  things,  the Lehman
Brothers  bond indices.  Mr. Lipson  received a Masters of Science from Columbia
University  and  a  Bachelor  of  Science  from  the  California   Institute  of
Technology.  Mr. Lipson's  business address is c/o Western  Investment LLC, 7050
South Union Park Center, Suite 590, Midvale, Utah 84047.

      ROBERT  FERGUSON  (AGE 50) has served as a  principal  of  Benchmark  Plus
Management,  L.L.C.,  the  managing  member of BPP,  since  1997.  BPP is in the
business  of  acquiring,   holding  and  disposing  of  investments  in  various
companies. Mr. Ferguson received a Master of Business Administration degree from
The Wharton  School of Business,  University of  Pennsylvania  and a Bachelor of
Science degree in Business Administration from Oregon State University.

      MATTHEW S. CROUSE  (AGE 35) has served as a  portfolio  manager at Western since February 2003. From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke  Energy,  a utility  company with an  affiliated
real  estate  operation.   From  June  2000  to  December  2001,  he  served  as
Manager/Director  of  Research  for The  New  Power  Company,  a  retail  energy supplier.  Mr.  Crouse  received a Ph.D.  in  Electrical  Engineering  from Rice
University  and a Masters of  Business  Administration  from the  University  of
Houston. Mr. Crouse's business address is c/o Western Investment LLC, 7050 South
Union Park Center, Suite 590, Midvale, Utah 84047.

      The  information  provided  above has been  furnished  to  Western  by the
Nominees. The Nominees are citizens of the United States of America. None of the
Nominees  are  "interested  persons"  of the Fund  within the meaning of Section
2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

                    ADDITIONAL INFORMATION ABOUT THE NOMINEES

      As of the  record  date,  the dollar  range of shares of PBF  beneficially owned by each Nominee is as follows:

        Name of Nominee           Dollar Range of Equity Securities in PBF
        ---------------           ----------------------------------------

         Arthur D. Lipson                     Over $100,000

         Robert Ferguson                      Over $100,000

         Matthew Crouse                            --

      There can be no assurance  that the election of our Nominees  will improve the Fund's business or otherwise enhance  stockholder  value. Your vote to elect the  Nominees  will have the legal  effect of  replacing  PBF's three  incumbent trustees,  including  the Class III  trustee  entitled  to be elected  solely by holders of the Preferred Shares, with our Nominees.

      Matthew Crouse is currently an employee of Western.

      Other  than  as  stated   herein,   the  Nominees  will  not  receive  any
compensation  from Western for their  services as trustees of PBF, nor are there any  arrangements or  understandings  between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made,  other than the consent by each of the  Nominees to be named in this proxy  statement  and to serve as a  trustee  of PBF if  elected  as such at the annual  meeting.  None of the Nominees is a party adverse to PBF or any of their subsidiaries  or has a  material  interest  adverse  to  PBF  or  any  of  their subsidiaries in any material pending legal proceedings.

      Western  does not  expect  that the  Nominees  will be unable to stand for election,  but,  in the event that such  persons are unable to serve or for good cause will not serve,  the Shares  represented  by the enclosed  GOLD proxy card will be voted for substitute nominees.  In addition,  Western reserves the right to  nominate  substitute  persons if PBF makes or  announces  any changes to its bylaws or takes or announces any other action that has, or if consummated  would have,  the  effect of  disqualifying  the  Nominees.  In any such  case,  Shares represented  by the enclosed  GOLD proxy card will be voted for such  substitute nominees.  Western  reserves  the right to  nominate  additional  persons if PBF increases the size of its Board above its existing size, increases the number of trustees whose terms expire at the annual meeting or calls a meeting to fill any vacancies on PBF's Board.  Additional nominations made pursuant to the preceding sentence  are without  prejudice  to the position of Western that any attempt to increase the size of PBF's Board or to  reconstitute  or reconfigure the classes on which the current  trustees  serve  constitutes an unlawful  manipulation  of
PBF's corporate machinery.

               YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN'S
                    NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

                         POSSIBLE SHAREHOLDER PROPOSALS

      In PBF's  proxy  statement,  PBF  disclosed  that a PBF  stockholder  (the
"proposing stockholder"),  which it did not name, gave notice that he intends to submit  three  additional  proposals to be voted on at the annual  meeting.  The stockholder  proposes the following:  (i) that  stockholders  recommend that the
Board adopt a managed  distribution policy that would pay a monthly distribution of $0.20 per share; (ii) that stockholders  recommend that the Fund's investment objective  of  seeking a high level of total  after tax  return,  including  tax advantaged income (by investing primarily in municipal securities and common and preferred stocks that pay tax qualified  dividends) be changed to one of seeking capital  appreciation with current income as a secondary  objective by investing primarily in U.S. and non-U.S. companies; and (iii) that the investment advisory contract between the Fund and Pioneer Investment Management, Inc. be terminated.
The proxy statement stated that proposal (iii) would be recommended for approval by the proposing  stockholder only if the Fund "attempts to prevent stockholders from voting for the  proposing  stockholder's  nominees."  For more  information
please  refer  to  the  section  in  PBF's  proxy  statement   titled  "Possible
Shareholder Proposals."

      Western is not affiliated with this proposing stockholder and has taken no position with respect to these proposals.

                           VOTING AND PROXY PROCEDURES

      Only  stockholders of record on the record date will be entitled to notice of and to vote at the annual meeting. Each Common Share is entitled to one vote.
Each Preferred Share is entitled to one vote.  Only holders of Preferred  Shares are entitled to vote for the  Preferred  Share  Trustee.  Stockholders  who sell
Shares  before the record date (or acquire them without  voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting  rights in connection  with the annual  meeting even if they sell such  Shares  after  the  record  date.  Based on  publicly  available information, Western believes that the only outstanding classes of securities of
PBF entitled to vote at the annual  meeting are the Common  Shares and Preferred
Shares.

      Stockholders, including those who expect to attend the annual meeting, are urged to vote their  Shares  today by following  the  instructions  for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the enclosed  GOLD proxy card in the enclosed return envelope to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

      Authorized  proxies will be voted at the annual  meeting as marked and, in the  absence  of  specific  instructions,  will be  voted  FOR the  election  of
Western's  Nominees  and in the  discretion  of the person named as proxy on all other matters as may properly come before the annual meeting.

      We are asking you to vote FOR the  election  of  Western's  Nominees.  The enclosed  GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund's nominees.  Stockholders  should refer to the Fund's proxy statement for the names, backgrounds,  qualifications and other
information   concerning  the  Fund's   nominees.   The   participants  in  this
solicitation  intend to vote all of their  Shares for the  election of Western's
Nominees  and will  not  vote  their  Shares  in  favor of any of PBF's  trustee nominees.

QUORUM

      In order to conduct any business at the annual  meeting,  a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of  stockholders  entitled to cast a majority of all the votes entitled to be cast at the annual  meeting  constitutes a quorum.  All Shares that are voted
"FOR",  "AGAINST"  or  "ABSTAIN"  (or  "WITHHOLD"  in the  case of  election  of trustees)  on any matter will count for  purposes of  establishing  a quorum and will be treated as Shares entitled to be voted at the annual meeting.

VOTES REQUIRED FOR APPROVAL

      ELECTION OF TRUSTEES.  The Fund's  proxy  statement  states that  nominees receiving  the  affirmative  vote of a plurality of the votes cast by holders of
Common and Preferred  Shares voting  together will be elected as trustees of the
Fund. The  affirmative  vote of the holders of a plurality of PBF's  outstanding
Preferred  Shares,  voting  separately  from the  holders of Common  Shares,  is required to elect the Preferred Share Trustee.

      STOCKHOLDER PROPOSALS. According to the Fund's proxy statement, two of the stockholder  proposals are recommendations of the stockholders to the Board and, as such,  would  require  the  affirmative  vote of a majority of the Common and
Preferred Shares voting at the meeting in person or by proxy, voting together as a single class.

      According to the Fund's proxy statement, approval of the third proposal to terminate  the  investment  advisory  agreement  between  the Fund  and  Pioneer
Investment Management, Inc. would require the affirmative vote of a "majority of the outstanding  voting securities" of the Fund, as defined in the 1940 Act. The
Fund's proxy  statement  states that,  as defined in the 1940 Act, the vote of a
"majority of the  outstanding  voting  securities" of the Fund means the vote of the lesser of (i) 67% or more of the  Fund's  outstanding  Common and  Preferred
Shares  present  at  the  meeting,  if  the  holders  of  more  than  50% of the outstanding  Common and Preferred  Shares of the Fund are present or represented by proxy at the meeting,  or (ii) more than 50% of the Fund's outstanding Common and Preferred Shares.

ABSTENTIONS

      Abstentions  will be counted as shares that are  present  and  entitled to vote for purposes of determining  the presence of a quorum.  For purposes of the vote on the  election  of each  nominee  for  trustee,  abstentions  and  broker non-votes, if any, have no effect with respect to the election of the Nominees.

REVOCATION OF PROXIES

      Stockholders of PBF may revoke their proxies at any time prior to exercise by attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself  constitute  revocation of a proxy), by delivering  a  later-dated  proxy by Internet,  by  telephone or by mail,  or by delivering a written notice of revocation.  The delivery of a later-dated  proxy which is properly  completed will  constitute a revocation of any earlier proxy.
The  revocation  may be  delivered  either to Western in care of  Innisfree  M&A
Incorporated  at the address set forth on the back cover of this proxy statement or to  Pioneer  Tax  Advantaged  Balanced  Trust  at 60  State  Street,  Boston,
Massachusetts  02109 or any other address provided by PBF. Although a revocation is effective if delivered to PBF,  Western  requests that either the original or photostatic  copies of all revocations be mailed to Western in care of Innisfree
M&A  Incorporated  at the  address  set  forth on the back  cover of this  proxy statement  so that  Western  will  be  aware  of all  revocations  and can  more accurately  determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares. Additionally,
Innisfree M&A Incorporated may use this information to contact  stockholders who have  revoked  their  proxies in order to solicit  later-dated  proxies  for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO PBF'S BOARD,  OR FOR THE
OTHER PROPOSALS  DESCRIBED IN THIS PROXY  STATEMENT,  PLEASE VOTE YOUR SHARES BY
TELEPHONE OR INTERNET,  AS  DESCRIBED  IN THE  ENCLOSED  GOLD PROXY CARD,  OR BY
SIGNING,  DATING AND  RETURNING  PROMPTLY THE ENCLOSED  GOLD PROXY CARD,  IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

                                       10

                             SOLICITATION OF PROXIES

      The solicitation of proxies pursuant to this proxy statement is being made by Western. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

      Western has entered into an agreement with Innisfree M&A  Incorporated for solicitation  and advisory  services in connection with this  solicitation,  for which Innisfree M&A  Incorporated  will receive a fee not to exceed  $[_______], together with reimbursement for its reasonable  out-of-pocket expenses, and will be indemnified  against  certain  liabilities  and expenses,  including  certain liabilities under the federal  securities laws.  Innisfree M&A Incorporated will solicit  proxies  from  individuals,  brokers,  banks,  bank  nominees and other institutional  holders.  Western has requested banks, brokerage houses and other custodians,  nominees and fiduciaries to forward all  solicitation  materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated  will employ  approximately  [__]
persons to solicit PBF's stockholders for the annual meeting.

      The  entire  expense of  soliciting  proxies  is being  borne by  Western, subject to certain  limitations,  pursuant to the terms of the Joint  Filing and
Solicitation Agreement described below. WIHP, WIAP, WITR, BPIP, BPM and BPP have separately  agreed to reimburse  Western on a pro rata basis for these expenses.
Because  Western  believes  that  PBF's   stockholders  will  benefit  from  the
Solicitation (defined below), Western intends to seek reimbursement from PBF, to the fullest  extent  permitted by law, of all  expenses it incurs in  connection with  the  Solicitation.  If  necessary,  Western  will  ask  PBF to  submit  an application  in this regard to, and obtain an order or a no-action  letter from, the  Securities and Exchange  Commission.  Western does not intend to submit the question  of such  reimbursement  to a vote of  security  holders  of PBF unless otherwise  required by law. Costs of this  solicitation of proxies are currently estimated to be  approximately  $[_______].  Western  estimates that through the date hereof, its expenses in connection with this Solicitation are approximately
$[_________].

                          OTHER PARTICIPANT INFORMATION

      Each member of the Group is a participant in this Solicitation.  Arthur D.
Lipson is the managing member of Western,  a Delaware limited liability company.
Western is the general partner,  managing member and investment manager of WIHP,
WIAP and WITR,  respectively.  The  principal  business  address of Mr.  Lipson,
Western,  WIHP,  WIAP,  WITR and Mr. Crouse is c/o Western  Investment LLC, 7050
South Union Park Center, Suite 590, Midvale, Utah 84047.

      Messrs.  Franzblau  and Ferguson  are managing  members of BPM, a Delaware limited  liability  company.  BPM is the  managing  member of BPIP,  a  Delaware limited liability company and of BPP, a Delaware limited liability company.  The principal  business address of BPIP, BPM, BPP, Mr. Franzblau and Mr. Ferguson is
820 A Street, Suite 700, Tacoma, WA 98402.

      Western  provides  recommendations  from time to time to BPIP and BPP with respect to purchases and sales of Shares of PBF,  pursuant to an oral  agreement between  Western and BPIP,  and between  Western and BPP.  Each of Western,  Mr.
Lipson,  WIHP,  WIAP and  WITR  disclaims  beneficial  ownership  of the  Shares beneficially  owned by the other members of the Group.  Each of BPP, BPIP,  BPM,
Mr.  Franzblau and Mr.  Ferguson  disclaims  beneficial  ownership of the Shares beneficially  owned by the other  members of the  Group.  Mr.  Crouse  disclaims beneficial  ownership of the Shares  beneficially  owned by the other members of the Group.

      Each  of  Western  and Mr.  Lipson  is  deemed  to have  sole  voting  and dispositive  power over the Shares reported as beneficially  owned by WIHP, WIAP and WITR by virtue of their respective  positions  described above. Each of BPM,

                                       11

Mr.  Franzblau  and Mr.  Ferguson is deemed to have sole voting and  dispositive power  over the  Shares  beneficially  owned by BPIP and BPP by  virtue of their respective positions described above. None of Western, Mr. Lipson, WIHP, WIAP or
WITR has voting or dispositive control over the Shares beneficially owned by the other  members  of the Group.  None of BPP,  BPIP,  BPM,  Mr.  Franzblau  or Mr.
Ferguson has voting or dispositive control over the Shares beneficially owned by the other members of the Group.

      The  principal  business  of  Western  is acting as the  general  partner, managing member and investment manager of WIHP, WIAP and WITR, respectively. The principal  occupation of Mr. Lipson is acting as the managing member of Western.
The  principal  business  of  WIHP,  WIAP  and WITR is  acquiring,  holding  and disposing of investments in various companies.  The principal  occupation of Mr.
Crouse is serving as a portfolio manager at Western.  The principal  business of
BPIP is acquiring,  holding and disposing of investments  in various  companies.
The principal business of BPP is acquiring, holding and disposing of investments in various  companies.  The principal  business of BPM is acting as the managing member of each of BPIP and BPP. The principal  occupation of Scott  Franzblau is acting as a managing member of BPM. The principal  occupation of Robert Ferguson is acting as a managing member of BPM.

      For information  regarding purchases and sales of securities of PBF during the past two years by Western,  Mr. Lipson,  WIHP, WIAP, WITR, Mr. Crouse, BPIP,
BPM, BPP, Mr. Franzblau,  Mr. Ferguson and affiliates of Western and BPM that no longer own any Shares, see Schedule I to this proxy statement. WIHP, WIAP, WITR,
BPIP and BPP  purchased  their  Shares in margin  accounts,  where they are held together with other publicly traded securities.

      On March 15, 2007 the members of the Group entered into a Joint Filing and
Solicitation  Agreement in which,  among other things, (a) the parties agreed to the joint  filing on behalf of each of them of  statements  on Schedule 13D with respect to the securities of PBF to the extent  required by applicable  law, (b)
the parties  agreed to solicit  proxies or written  consents for the election of the Nominees,  or any other  person(s)  nominated by Western and Mr. Lipson,  to
PBF's Board at the annual  meeting (the  "Solicitation"),  (c) Western agreed to indemnify and hold Matthew  Crouse  harmless from and against any and all claims of any nature,  whenever  brought,  arising from the  Nominee's  nomination  for election as a trustee of PBF,  and the related  proxy  solicitation  by Western,
Arthur  Lipson and certain of their  affiliates  and any  related  transactions, irrespective  of the  outcome,  and (d)  Western  agreed  to bear  all  expenses incurred in connection with the Group's activities,  including approved expenses incurred by any of the parties in connection with the  Solicitation,  subject to certain limitations. WIHP, WIAP, WITR, BPIP, BPM, and BPP have separately agreed to  reimburse  Western on a pro rata basis for expenses  incurred in  connection with the  Solicitation.  Because Western believes that PBF's  stockholders  will benefit from the Solicitation,  Western intends to seek  reimbursement from PBF, to the fullest extent  permitted by law, of all expenses it incurs in connection with  the  Solicitation.  If  necessary,  Western  will  ask  PBF to  submit  an application  in this regard to, and obtain an order or a no-action  letter from, the  Securities and Exchange  Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of PBF.

      As of the record date,  WIHP,  WIAP and WITR  beneficially  owned 810,739,
837,702 and 13,400 Common Shares, respectively, constituting approximately 2.8%,
2.9% and less than 1%,  respectively,  of the votes  entitled  to be cast at the annual meeting.  Western directly owned 1,000 Common Shares,  constituting  less than 1% of the votes entitled to be cast at the annual  meeting.  As the general partner,  managing member, or investment  manager,  as the case may be, of WIHP,
WIAP and WITR,  Western may be deemed to beneficially  own the 1,661,841  Common
Shares owned in the  aggregate by WIHP,  WIAP and WITR, in addition to the 1,000
Common  Shares owned  directly by Western as of the record date. As the managing member of Western,  Mr. Lipson may be deemed to  beneficially  own the 1,662,841
Common Shares beneficially owned by Western as of the record date.

                                       12

      As of the record date, BPIP and BPP beneficially owned 650,560 and 514,400
Common  Shares,   respectively,   constituting   approximately  2.3%  and  1.8%,
respectively,  of the votes  entitled to be cast at the annual  meeting.  As the managing  member of BPP and BPIP,  BPM may be  deemed  to  beneficially  own the
1,164,960  Common Shares owned in the aggregate by BPP and BPIP. As the managing members of BPM,  Messrs.  Franzblau,  and Ferguson may be deemed to beneficially own the 1,164,960 Common Shares beneficially owned by BPM.

      Except as set  forth in this  proxy  statement  (including  the  Schedules hereto),  (i) during the past 10 years, no participant in this  Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);  (ii) no participant in this Solicitation  directly or indirectly
beneficially   owns  any  securities  of  PBF;  (iii)  no  participant  in  this
Solicitation  owns any  securities  of PBF which  are  owned of  record  but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of PBF during the past two years;  (v) no part of the purchase  price or  market  value of the  securities  of PBF  owned by any  participant  in this
Solicitation  is  represented  by funds  borrowed or otherwise  obtained for the purpose of acquiring or holding such securities;  (vi) other than a Joint Filing
Agreement  dated  January 26, 2007 with respect to the Common Stock of the Fund, with the  participants,  except  for  Matthew  Crouse,  no  participant  in this
Solicitation  is,  or  within  the  past  year  was,  a party  to any  contract, arrangements or understandings with any person with respect to any securities of
PBF including,  but not limited to, joint ventures, loan or option arrangements, puts or calls,  guarantees  against loss or  guarantees  of profit,  division of losses or profits,  or the giving or withholding of proxies;  (vii) no associate
of  any  participant  in  this  Solicitation  owns  beneficially,   directly  or
indirectly,  any securities of PBF;  (viii) no participant in this  Solicitation owns  beneficially,  directly or  indirectly,  any  securities  of any parent or subsidiary  of  PBF;  (ix)  no  participant  in  this  Solicitation  or  any  of his/her/its  associates  was a party to any  transaction,  or series of  similar transactions,  since the  beginning of PBF's last fiscal year,  or is a party to any currently proposed transaction, or series of similar transactions,  to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved  exceeds  $120,000;  (x) no participant in this  Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future  employment by PBF or its  affiliates,  or with respect to any future  transactions  to which PBF or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation,  who is a party to an arrangement or understanding pursuant to which the Nominees are proposed  to be elected  has a  substantial  interest,  direct or  indirect,  by security  holdings  or  otherwise  in any  matter  to be acted on at the  annual meeting.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

      Western  is unaware of any other  matters to be  considered  at the annual meeting.  However,  should  other  matters,  which  Western  is not  aware  of a reasonable time before this Solicitation,  be brought before the annual meeting, the person  named as a proxy on the  enclosed  GOLD proxy card will vote on such matters in their discretion.

      Western has omitted from this proxy statement certain disclosure  required by applicable law that is already included in the Fund's proxy  statement.  This disclosure  includes,  among other  things,  biographical  information  on PBF's trustees and executive officers, the dollar range of shares owned by trustees of the Fund and information on committees of PBF's Board. Stockholders should refer to PBF's proxy statement in order to review this disclosure.

      According  to the  Fund's  proxy  statement,  the Fund  has an  investment advisory contract with Pioneer Investment Management, Inc.

                                       13

      See Schedule II of this proxy statement for information  regarding persons who  beneficially own more than 5% of the Shares and the ownership of the Shares by the management of PBF.

      The  information  concerning PBF contained in this proxy statement and the
Schedules  attached  hereto  has been taken  from,  or is based  upon,  publicly available information.

                                 WESTERN INVESTMENT LLC

                                 [_____________], 2007

                                       14

                                   SCHEDULE I

                 PURCHASES AND SALES IN THE COMMON STOCK OF PBF
                            DURING THE PAST TWO YEARS

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

                    WESTERN INVESTMENT HEDGED PARTNERS, L.P.
                    ----------------------------------------

         Buy                 500               03/15/05             12.9185
         Buy               1,800               03/23/05             12.4725
        Sell               1,900               03/30/05             12.9636
        Sell                 100               03/30/05             12.9636
        Sell                 400               04/01/05             13.1356
        Sell                 900               04/01/05             13.1355
        Sell               1,500               04/04/05             12.9418
        Sell                 500               04/04/05             12.9418
        Sell               1,500               04/05/05             13.1543
        Sell               1,200               04/08/05             13.0778
         Buy               1,200               05/12/05             12.8585
         Buy               1,400               05/17/05             12.8185
         Buy                 500               05/18/05             12.9185
         Buy               1,000               05/24/05             12.9135
        Sell                 900               06/24/05             13.5209
        Sell                 300               06/24/05             13.5209
        Sell                 900               07/08/05             13.7542
        Sell               1,400               07/08/05             13.7542
        Sell               1,300               08/01/05             13.6966
        Sell               1,000               08/01/05             13.6966
        Sell               2,900               08/08/05             13.5843
        Sell                 500               08/09/05             13.6309
        Sell               1,000               08/11/05             13.5009
        Sell                 700               04/06/06             12.8890
        Sell               1,100               04/06/06             12.8890
         Buy               2,000               04/13/06             12.4075
         Buy               2,000               04/28/06             12.3300
         Buy              25,000               07/11/06             12.3975
         Buy               8,600               07/14/06             12.3143
         Buy              32,900               07/17/06             12.3135
         Buy               3,000               07/18/06             12.3383
        Sell               2,000               09/28/06             13.2496
        Sell              25,000               09/28/06             13.2496
        Sell               8,600               09/28/06             13.2496
        Sell              30,400               09/28/06             13.2496
         Buy              17,900               10/04/06             13.3155
         Buy              33,100               10/05/06             13.3290
         Buy               2,400               10/06/06             13.2992
         Buy               9,200               10/09/06             13.2904

                                      I-1

         Buy              20,500               10/10/06             13.3149
         Buy               7,800               10/12/06             13.3541
         Buy               3,500               10/13/06             13.3279
         Buy               1,200               10/16/06             13.3608
         Buy              16,100               10/17/06             13.3395
         Buy               5,900               10/18/06             13.3747
         Buy               5,200               10/24/06             13.3969
         Buy              31,900               10/31/06             13.5629
         Buy               7,000               12/06/06             13.8630
         Buy               3,700               12/07/06             13.9077
         Buy              41,559               12/15/06             13.9522
         Buy              10,000               12/18/06             13.9426
        Sell                 600               12/18/06             13.9462
         Buy              61,000               12/19/06             13.9312
         Buy               1,500               12/20/06             13.9297
         Buy              22,433               12/21/06             13.9643
         Buy               1,000               12/26/06             14.0650
         Buy              14,800               12/29/06             14.0031
         Buy              48,400               01/03/07             14.0203
         Buy              16,400               01/04/07             14.0045
         Buy              33,747               01/19/07             14.1461
        Sell                 700               01/19/07             14.2011
         Buy              16,200               01/22/07             14.1848
         Buy               2,900               01/23/07             14.1710
         Buy             251,000               01/23/07             14.1800
        Sell                 300               01/24/07             14.1477
        Sell                 500               01/24/07             14.1611
         Buy             100,000               01/26/07             14.2501
         Buy              10,000               03/01/07             14.3848
         Buy               6,800               03/07/07             14.3400

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                    ----------------------------------------

         Buy              45,900               07/19/06             12.4370
         Buy              11,700               07/28/06             12.6418
         Buy              11,000               08/02/06             12.6990
         Buy              12,700               08/09/06             12.8262
         Buy               2,400               08/11/06             12.7992
         Buy               6,100               08/14/06             12.8120
         Buy                 100               08/15/06             12.9550
        Sell              25,500               09/28/06             13.2496
        Sell              20,400               09/28/06             13.2496
        Sell              11,700               09/28/06             13.2496
        Sell              11,000               09/28/06             13.2496
        Sell               6,900               09/28/06             13.2496
         Buy              20,400               10/03/06             13.2655

                                      I-2

         Buy              19,400               10/20/06             13.3642
         Buy               3,600               10/23/06             13.3878
         Buy               9,900               11/01/06             13.6066
         Buy               9,300               11/02/06             13.5376
         Buy               9,400               11/03/06             13.4860
         Buy               2,700               11/06/06             13.5687
         Buy              20,200               11/07/06             13.6151
         Buy               2,800               11/08/06             13.6040
         Buy                 200               11/10/06             13.6550
         Buy               5,600               11/16/06             13.6234
         Buy              26,900               11/17/06             13.6463
         Buy              17,700               11/20/06             13.6445
         Buy              10,800               11/22/06             13.6578
         Buy               4,300               11/29/06             13.7173
         Buy               6,500               12/04/06             13.8465
         Buy               8,600               12/05/06             13.8662
         Buy               7,000               12/06/06             13.8630
         Buy               3,700               12/07/06             13.9077
         Buy              22,200               12/12/06             13.8964
         Buy              64,600               12/13/06             13.9466
         Buy              31,502               12/14/06             13.9466
         Buy               3,700               12/28/06             13.9677
         Buy               1,000               01/05/07             13.9950
         Buy               1,600               01/08/07             13.9113
         Buy               5,400               01/09/07             13.9775
         Buy               6,900               01/10/07             13.9993
         Buy              10,800               01/11/07             14.0480
         Buy              12,600               01/12/07             14.0442
         Buy              40,000               01/16/07             14.0503
         Buy              22,200               01/17/07             14.0938
         Buy              41,700               01/18/07             14.1231
         Buy              16,300               01/22/07             14.1848
         Buy               2,800               01/23/07             14.1712
         Buy             251,000               01/23/07             14.1800
         Buy             100,000               01/26/07             14.2501

                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC
                  ---------------------------------------------

         Buy                 500               03/15/05             12.9185
         Buy               1,700               03/23/05             12.4725
        Sell               1,900               03/30/05             12.9636
        Sell                 100               03/30/05             12.9636
        Sell                 400               04/01/05             13.1356
        Sell                 900               04/01/05             13.1355
        Sell               1,500               04/04/05             12.9418
        Sell                 500               04/04/05             12.9418
        Sell               1,500               04/05/05             13.1543

                                      I-3

        Sell               1,100               04/08/05             13.0771
         Buy               1,100               05/12/05             12.8585
         Buy                 700               05/13/05             12.8285
         Buy               1,400               05/17/05             12.8185
         Buy               1,000               05/24/05             12.9135
        Sell                 800               06/24/05             13.5209
        Sell                 300               06/24/05             13.5209
        Sell                 800               07/08/05             13.7542
        Sell                 700               07/08/05             13.7542
        Sell                 700               07/08/05             13.7542
        Sell               1,400               08/01/05             13.6966
        Sell                 900               08/01/05             13.6966
        Sell               3,000               08/08/05             13.5844
        Sell                 500               08/09/05             13.6309
        Sell                 200               08/11/05             13.5010
        Sell                 800               08/11/05             13.5009
         Buy               2,000               09/16/05             12.9085
         Buy                 500               10/13/05             12.2185
         Buy               4,000               10/14/05             12.2610
         Buy               5,000               10/17/05             12.2525
         Buy               2,000               12/28/05             12.2275
         Buy               5,400               12/29/05             12.3581
         Buy               8,600               07/14/06             12.3143
         Buy              32,900               07/17/06             12.3135
        Sell                 200               08/23/06             12.9111
        Sell               2,000               08/23/06             12.9111
        Sell                 500               08/23/06             12.9111
        Sell               1,400               08/23/06             12.9111
        Sell               2,600               08/24/06             12.9105
        Sell                 600               08/24/06             12.9105
        Sell               2,300               08/25/06             12.9685
        Sell               2,100               08/29/06             12.9862
        Sell               2,000               08/29/06             12.9862
        Sell               1,000               08/29/06             12.9862
        Sell               4,300               08/30/06             13.0211
        Sell               8,600               09/28/06             13.2496
        Sell              32,900               09/28/06             13.2496
        Sell                 500               10/13/06             13.4246
        Sell                 100               12/18/06             13.9045
        Sell                 200               12/18/06             13.9517
        Sell               3,200               12/18/06             13.9516

                WESTERN INVESTMENT TOTAL RETURN MASTER FUND, LTD.
                -------------------------------------------------

         Buy              13,400               02/23/07             14.4749

                                      I-4

                             WESTERN INVESTMENT LLC
                             ----------------------

         Buy               1,000               12/15/06             13.9585

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                  ---------------------------------------------

         Buy              47,000               07/25/06             12.5297
         Buy              39,200               07/26/06             12.5546
         Buy               8,200               08/17/06             12.8746
         Buy              49,400               08/21/06             12.8925
         Buy               3,800               08/28/06             13.0118
         Buy              25,500               08/29/06             12.9858
         Buy              19,800               08/31/06             13.0285
         Buy               1,100               09/05/06             13.0641
         Buy               2,300               09/08/06             12.9993
         Buy               1,000               09/11/06             13.0150
         Buy               9,500               09/20/06             13.0849
         Buy              15,100               09/25/06             13.1757
         Buy              91,500               09/28/06             13.2500
         Buy              17,400               01/24/07             14.1870
         Buy             100,000               01/26/07             14.2501
         Buy              10,600               01/29/07             14.2565
         Buy               9,300               01/29/07             14.2376
         Buy              58,260               01/30/07             14.2747
         Buy              14,500               02/06/07             14.4187
         Buy               5,600               02/07/07             14.4368
         Buy               9,500               02/13/07             14.3683
         Buy              45,200               02/14/07             14.4563
         Buy               9,700               02/15/07             14.4441
         Buy               8,500               02/16/07             14.4542
         Buy              11,200               02/20/07             14.4950
         Buy              12,200               02/21/07             14.4725
         Buy               9,400               02/22/07             14.4661
         Buy              15,800               02/23/07             14.4591

                         BENCHMARK PLUS PARTNERS, L.L.C.
                         -------------------------------

         Buy               2,500               07/20/06             12.4690
         Buy              17,800               07/21/06             12.4443
         Buy               5,800               07/24/06             12.5060
         Buy               2,900               07/27/06             12.5984
         Buy               3,500               07/31/06             12.6679
         Buy              15,800               08/03/06             12.7165
         Buy               4,600               08/04/06             12.7796
         Buy              32,300               08/07/06             12.8032
         Buy              10,100               08/08/06             12.8138
         Buy              10,300               08/18/06             12.9016
         Buy              10,600               08/22/06             12.9166
         Buy              15,000               08/23/06             12.8922
         Buy              47,200               08/24/06             12.9190
         Buy              35,200               08/25/06             12.9495

                                      I-5

         Buy               6,900               08/30/06             13.0097
         Buy                 400               09/06/06             13.0400
         Buy              10,300               09/07/06             12.9862
         Buy              91,500               09/28/06             13.2500
         Buy              17,300               01/24/07             14.1870
         Buy             100,000               01/26/07             14.2501
         Buy              10,500               01/29/07             14.2566
         Buy               9,200               01/29/07             14.2376
         Buy              22,100               01/31/07             14.3027
         Buy               7,600               02/08/07             14.4463
         Buy               8,300               02/09/07             14.4330
         Buy               9,500               02/13/07             14.3683
         Buy               5,300               03/12/07             14.4100
         Buy               1,900               03/13/07             14.3403

                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                        ---------------------------------
                                      None

                                ARTHUR D. LIPSON
                                ----------------
                                      None

                                 SCOTT FRANZBLAU
                                 ---------------
                                      None

                                 ROBERT FERGUSON
                                 ---------------
                                      None

                                 MATTHEW CROUSE
                                 --------------
                                      None

      THERE  WERE NO  TRANSACTIONS  IN THE  PREFERRED  STOCK OF PBF BY THE GROUP
DURING THE PAST TWO YEARS.

                                      I-6

                                   SCHEDULE II

 THE FOLLOWING TABLE IS DERIVED FROM THE FUND'S PROXY STATEMENT FILED WITH THE
              SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2007

                            SECURITY OWNERSHIP OF PBF

      The table below sets forth the owners of each  person  known by Western to be the  beneficial  owner of more than 5% of a class of the  Fund's  outstanding stock as of the record date.

                                                  Number of
                                                Common Shares
                                                    Owned
Name                              Share Class     (rounded)      Percentage Owned
----                              -----------     -------------  ----------------

Cede & Co.                        Common          28,687,275(1)(2)    99.93
Citigroup Global Markets Inc.     Series T7              122           5.19
                                  Series TH28             57           2.43
                                  Series F7              118           5.02
Merrill Lynch                     Series T7            2,131          90.68
                                  Series TH28          2,099          89.23
                                  Series F7            2,177          92.64
Deutsche Alex Brown               Series TH28            194           8.26
Oppenheimer/Fahnestock            Series T7               97           4.13
                                  Series F7               55           2.34

(1) Included in this total are the 9.9% of Shares owned,  as of the record date, by a Group consisting of Western  Investment LLC, Arthur D. Lipson,  Western
    Investment Hedged Partners L.P., Western  Investment  Activism Partners LLC,
    Western   Investment   Total  Return  Master  Fund  Ltd.,   Benchmark   Plus
    Institutional Partners,  L.L.C., Benchmark Plus Partners,  L.L.C., Benchmark
    Plus Management,  L.L.C.,  Scott  Franzblau,  Robert Ferguson and Matthew S.
    Crouse.

(2) According  to a Schedule 13G joint  filing  dated  February  12,  2007,  QVT
    Financial LP and QVT Financial GP LLC owned  beneficially  2,753,212 Shares, representing 9.59% of the class.

                                      II-1

                                    IMPORTANT

      Tell your Board what you think! Your vote is important. No matter how many
Shares you own,  please give  Western  your proxy FOR the  election of Western's
Nominees by voting  your Shares by  telephone  or Internet as  described  in the enclosed  GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

      If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt
of  your  specific   instructions.   Accordingly,   please  contact  the  person
responsible  for your account and instruct that person to execute the GOLD proxy card  representing  your  Shares.  In  addition,  if you hold  your  shares in a brokerage  or bank  account,  your broker or bank may allow you to provide  your voting  instructions by telephone or Internet.  Please consult the materials you receive  from your broker or bank prior to  authorizing  a proxy by telephone or
Internet.  Western urges you to confirm in writing your  instructions to Western in care of Innisfree  M&A  Incorporated  at the address  provided  below so that
Western will be aware of all  instructions  given and can attempt to ensure that such instructions are followed.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                                      II-2

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED APRIL 27, 2007

                              PLEASE VOTE TODAY!

                SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                 PREFERRED STOCK

                                   GOLD PROXY

                      PIONEER TAX ADVANTAGED BALANCED TRUST

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

         THE BOARD OF TRUSTEES OF PIONEER TAX ADVANTAGED BALANCED TRUST
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of preferred stock of Pioneer Tax Advantaged Balanced Trust (the
"Fund") which the undersigned would be entitled to vote if personally present at the  annual  meeting of  stockholders  of the Fund  scheduled  to be held at the offices of Wilmer  Cutler  Pickering  Hale and Dorr LLP, 60 State  Street,  26th
Floor,  Boston  Massachusetts  02109,  on Friday June 8, 2007 at 11:00 a.m., and
including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of  preferred  stock of the Fund held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE  ELECTION OF THE WESTERN  NOMINEES IN PROPOSAL 1 AND
WILL NOT BE VOTED IN PROPOSALS 2A, 2B AND 2C.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                      PIONEER TAX ADVANTAGED BALANCED TRUST
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

     Please take a moment now to vote your shares of Pioneer Tax Advantaged
 Balanced Trust preferred stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   _________________,  on a touch-tone telephone. If outside the U.S. or Canada, call ________________.  Please follow the simple recorded  instructions.  You will be required to provide the unique control number shown below.

                                       OR

2. VOTE BY  INTERNET  - Please  ACCESS  ________________,  and follow the simple instructions.  Please  note  you must  type an "s"  after  http.  You will be required to provide the unique control number shown below.

                                             ------------------------------

                  CONTROL NUMBER:

                                             ------------------------------

--------------------------------------------------------------------------------
      You may vote by telephone or Internet 24 hours a day, 7 days a week.
         Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.
--------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GOLD proxy card in the  envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
GOLD PROXY CARD
PREFERRED STOCK

WESTERN INVESTMENT LLC, ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1. PROPOSAL NO. 1:  Western's  proposal to elect its slate of trustee  nominees, each to hold office until the 2010 annual meeting of the Fund's  stockholders and until their successors are elected and qualify.

                              FOR ALL    WITHHOLD AUTHORITY TO   FOR ALL EXCEPT NOMINEE(S)
      Nominees:               NOMINEES   VOTE FOR ALL NOMINEES      EXCEPT WRITTEN BELOW
      (01) Arthur D. Lipson     [ ]             [ ]              _________________________
      (02) Robert Ferguson                                       _________________________
      (03) Mathew S. Crouse                                      _________________________

PROPOSAL NO. 2:

                                      FOR           AGAINST         ABSTAIN
     A. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to adopt a
        managed distribution
        policy.

     B. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to change the
        Fund's investment
        objective to seek
        capital appreciation
        with current income as
        a secondary objective.

     C. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to terminate
        the investment
        advisory agreement
        between the Fund and
        Prioneer Investment
        Management, Inc.

3. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                    FOR           AGAINST         ABSTAIN
                    [ ]             [ ]             [ ]

                                           DATE:
                                                 -------------------------------

                                            ------------------------------------
                                                                     (Signature)

                                            ------------------------------------
                                                    (Signature, if held jointly)

                                            ------------------------------------
                                                                         (Title)

                                      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS
                                    SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                      WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED APRIL 27, 2007

                              PLEASE VOTE TODAY!

                SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                    COMMON STOCK

                                   GOLD PROXY

                      PIONEER TAX ADVANTAGED BALANCED TRUST

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

         THE BOARD OF TRUSTEES OF PIONEER TAX ADVANTAGED BALANCED TRUST
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of common stock of Pioneer Tax  Advantaged  Balanced  Trust (the
"Fund") which the undersigned would be entitled to vote if personally present at the  annual  meeting of  stockholders  of the Fund  scheduled  to be held at the offices of Wilmer  Cutler  Pickering  Hale and Dorr LLP, 60 State  Street,  26th
Floor,  Boston  Massachusetts  02109,  on Friday June 8, 2007 at 11:00 a.m., and
including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Fund held by the undersigned,  and hereby  ratifies  and  confirms  all actions the herein  named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE  ELECTION OF THE WESTERN  NOMINEES IN PROPOSAL 1 AND
WILL NOT BE VOTED IN PROPOSALS 2A, 2B AND 2C.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                      PIONEER TAX ADVANTAGED BALANCED TRUST
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

     Please take a moment now to vote your shares of Pioneer Tax Advantaged
  Balanced Trust common stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   _________________,  on a touch-tone telephone. If outside the U.S. or Canada, call ________________.  Please follow the simple recorded  instructions.  You will be required to provide the unique control number shown below.

                                       OR

2. VOTE BY  INTERNET  - Please  ACCESS  ________________,  and follow the simple instructions.  Please  note  you must  type an "s"  after  http.  You will be required to provide the unique control number shown below.

                                             ------------------------------

                  CONTROL NUMBER:

                                             ------------------------------

--------------------------------------------------------------------------------
      You may vote by telephone or Internet 24 hours a day, 7 days a week.
         Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.
--------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GOLD proxy card in the  envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

              V TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE V
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
GOLD PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1. PROPOSAL NO. 1:  Western's  proposal to elect its slate of trustee  nominees, each to hold office until the 2010 annual meeting of the Fund's  stockholders and until their successors are elected and qualify.

                              FOR ALL    WITHHOLD AUTHORITY TO   FOR ALL EXCEPT NOMINEE(S)
      Nominees:               NOMINEES   VOTE FOR ALL NOMINEES      EXCEPT WRITTEN BELOW
      (01) Arthur D. Lipson     [ ]             [ ]              _________________________
      (02) Robert Ferguson

PROPOSAL NO. 2:

                                      FOR           AGAINST         ABSTAIN
     A. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to adopt a
        managed distribution
        policy.

     B. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to change the
        Fund's investment
        objective to seek
        capital appreciation
        with current income as
        a secondary objective.

     C. If proposed at the            [ ]             [ ]             [ ]
        meeting, a shareholder
        proposal to terminate
        the investment
        advisory agreement
        between the Fund and
        Prioneer Investment
        Management, Inc.

3. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                    FOR           AGAINST         ABSTAIN
                    [ ]             [ ]             [ ]

                                           DATE:
                                                 -------------------------------

                                            ------------------------------------
                                                                     (Signature)

                                            ------------------------------------
                                                    (Signature, if held jointly)

                                            ------------------------------------
                                                                         (Title)

                                      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS
                                    SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                      WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.